Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

FortiFi Financial, Inc. (the “Company”)
Natixis Securities Americas LLC

(together, the “Specified Parties”)

Re: FortiFi 2021-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “FortiFi 2021-1 Tape 2021.01.28 Final.xlsx,” provided by the Company on February 9, 2021, containing information pertaining to 3,659 PACE Assessments and 504 related PACE Bonds as of January 28, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FortiFi 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “FortiFi System” means the Company’s internal web-based system used to maintain origination data for PACE Assessments and the related PACE Bonds.

•	The term “Sources” means some or all of the following documents for each of the Samples (defined below):

-	Final Cost and Payment Summary, Financing Agreement, Notice of Assessment, Issuance Direction, and electronic records from the FortiFi System, all of which we accessed through the FortiFi System directly or were provided by the Company

-	A document which the Company informed us was provided by a third-party originator related to Sample PACE Assessment #1 (the “Third-Party Document”) and provided by the Company

-	A list of project categories financed by the PACE Assessments, provided by the Company and attached hereto as Exhibit A (the “Project Categories”)

We make no representation regarding the validity, enforceability, or authenticity of the Sources.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

We were instructed by the Company to perform the following agreed-upon procedures on the PACE Assessments and PACE Bonds in the Data File.

A.	The Company instructed us to select a random sample of 100 PACE Assessments (the “Sample PACE Assessments”) and 10 PACE Bonds (the “Sample PACE Bonds,” and together with the Sample PACE Assessments, the “Samples”) from the Data File. A listing of the Samples is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Samples we were instructed to randomly select from the Data File.

B.	For each Sample PACE Assessment, we performed the procedures listed below using the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

PACE Assessment Attributes	Sources / Instructions

Assessment ID	Final Cost and Payment Summary

City	Final Cost and Payment Summary

State	Final Cost and Payment Summary

County	Financing Agreement (for Sample PACE Assessments in the State “CA”), Final Cost and Payment Summary (for Sample PACE Assessments in the State “FL”)

Zip Code	Final Cost and Payment Summary

Property Value	FortiFi System, Third-party Document (for Sample PACE Assessment #1)

Improvements

Financing Agreement (for Sample PACE Assessments in the State “CA”), Final Cost and Payment Summary (for Sample PACE Assessments in the State “FL”). Consider the information to be in agreement if the categories listed in the Data File and the Sources were the same as those listed in the Project Categories.

Amortization Period	Final Cost and Payment Summary

Coupon Rate	Final Cost and Payment Summary

Recording Date	Final Cost and Payment Summary (for Sample PACE Assessments in the State “CA”), Notice of Assessment (for Sample PACE Assessments in the State “FL”)
First Tax Payment Date	Final Cost and Payment Summary

PACE Assessment Attributes	Sources / Instructions

Bond Maturity Date	For Sample PACE Assessments in the State “CA,” recompute as September 2nd of the last year of the Amortization Period. For Sample PACE Assessments in the State “FL,” recompute as July 15th of the last year of the Amortization Period of the PACE Assessment with the longest Amortization Period that underlies the PACE Bond related to the Sample PACE Assessment (which may not be the Sample PACE Assessment).

Initial Principal (Assessment Amount)	Final Cost and Payment Summary

ALTV	Recompute as the ratio of Initial Principal (Assessment Amount) divided by the Property Value stated in the Data File

MLTV	Recompute as the ratio of the Mortgage Balance stated in the FortiFi System (or for Sample PACE Assessment #1, in the Third-Party Document) divided by the Property Value stated in the Data File

CLTV	Recompute as the sum of the ALTV and MLTV

C.	For each Sample PACE Bond, we performed the procedures listed below using the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

PACE Bond Attributes	Sources / Instructions
Bond Series	FortiFi System, Issuance Direction (for Sample PACE Bond #7)
Bond Rate	FortiFi System, Issuance Direction (for Sample PACE Bond #7)
Bond Maturity Date	FortiFi System, Issuance Direction (for Sample PACE Bond #7)
First Interest Payment Date	FortiFi System
First Principal Payment Date	FortiFi System
Initial Principal (Assessment Amount)	Recompute as the sum of the Initial Principal (Assessment Amount) stated in the FortiFi System for all PACE Assessments included in the Data File related to the Sample PACE Bond

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the PACE Assessments and PACE Bonds, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the PACE Assessments and PACE Bonds to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such PACE Assessments and PACE Bonds being securitized, (iii) the compliance of the originator of the PACE Assessments and PACE Bonds with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the PACE Assessments and PACE Bonds that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
February 10, 2021

Exhibit B

The Project Categories

1.	Air Conditioning

2.	Air Duct

3.	Artificial Turf

4.	Attic

5.	Door

6.	Electric Vehicle Charging Station

7.	Faucet

8.	Floor

9.	Ground Cover

10.	Heat Pump

11.	Indoor Lighting

12.	Roof

13.	Showerhead

14.	Shutters

15.	Solar Panels

16.	Toilet

17.	Wall

18.	Water System

19.	Window

Exhibit B

The Sample PACE Assessments

Sample PACE Assessment #	PACE Assessment Number[1]	Sample PACE Assessment #	PACE Assessment Number[1]

1	2021A001	51	2021A051
2	2021A002	52	2021A052
3	2021A003	53	2021A053
4	2021A004	54	2021A054
5	2021A005	55	2021A055
6	2021A006	56	2021A056
7	2021A007	57	2021A057
8	2021A008	58	2021A058
9	2021A009	59	2021A059
10	2021A010	60	2021A060
11	2021A011	61	2021A061
12	2021A012	62	2021A062
13	2021A013	63	2021A063
14	2021A014	64	2021A064
15	2021A015	65	2021A065
16	2021A016	66	2021A066
17	2021A017	67	2021A067
18	2021A018	68	2021A068
19	2021A019	69	2021A069
20	2021A020	70	2021A070
21	2021A021	71	2021A071
22	2021A022	72	2021A072
23	2021A023	73	2021A073
24	2021A024	74	2021A074
25	2021A025	75	2021A075
26	2021A026	76	2021A076
27	2021A027	77	2021A077
28	2021A028	78	2021A078
29	2021A029	79	2021A079
30	2021A030	80	2021A080
31	2021A031	81	2021A081
32	2021A032	82	2021A082
33	2021A033	83	2021A083
34	2021A034	84	2021A084
35	2021A035	85	2021A085
36	2021A036	86	2021A086
37	2021A037	87	2021A087
38	2021A038	88	2021A088
39	2021A039	89	2021A089
40	2021A040	90	2021A090
41	2021A041	91	2021A091
42	2021A042	92	2021A092
43	2021A043	93	2021A093
44	2021A044	94	2021A094
45	2021A045	95	2021A095
46	2021A046	96	2021A096
47	2021A047	97	2021A097
48	2021A048	98	2021A098
49	2021A049	99	2021A099
50	2021A050	100	2021A100

1 The Company has assigned a unique PACE Assessment ID and PACE Bond ID to each PACE Assessment and PACE Bond, respectively, in the Data File. The PACE Assessment Numbers and PACE Bond Numbers referred to in this Exhibit are not the actual PACE Assessment IDs or PACE Bond IDs.

The Sample PACE Bonds

Sample PACE Bond #	PACE Bond Number[1]

1	2021B001
2	2021B002
3	2021B003
4	2021B004
5	2021B005
6	2021B006
7	2021B007
8	2021B008
9	2021B009
10	2021B010

1 The Company has assigned a unique PACE Assessment ID and PACE Bond ID to each PACE Assessment and PACE Bond, respectively, in the Data File. The PACE Assessment Numbers and PACE Bond Numbers referred to in this Exhibit are not the actual PACE Assessment IDs or PACE Bond IDs.